[LOGO]


                                                                  Exhibit 10.62


One Citizens Plaza                              SECURED PROMISSORY NOTE
Providence, Rhode Island 02903


SECURED PARTY: CITIZENS LEASING CORPORATION    DEBTOR: DM Management Company
               One Citizens Plaza
               Providence, Rhode Island 02903  Address: 25 Recreation Park Drive
               (401) 456-7000                           Hingham, MA  02043
                                               Telephone: (781) 740-2718

    1. Secured Party and Debtor have entered into a Master Security Agreement dated as of December 23, 1998, (the "Security Agreement"). To secure payment of the indebtedness set forth below, including the Principal Amount set forth below, and the performance of all obligations contained herein, Debtor hereby grants to Secured Party, its successors and assigns, a security interest in the property set forth in Schedule A hereto, together with all attachments, accessories, additions and accessions thereto, whether now existing or hereafter acquired, all replacements and substitutions therefor, and all proceeds thereof (all hereinafter referred to collectively as the "Equipment").

    2. Principal Amount. The original Principal Amount of this Note is:
$4,676,523.20.

    3. a. Term. The Term of this Note is 84 months commencing on the Term Commencement Date as set forth in the Note Acceptance Certificate to this Note plus any partial period between the Acceptance Date of the Equipment as set forth in the Note Acceptance Certificate and the Term Commencement Date.

       b. Payments. Debtor hereby promises to pay the Principal Amount to Secured Party and Interest thereon as follows:

          (i) Interest only on the Term Commencement Date in an amount equal to $ 974.28 multiplied by the number of days between the Acceptance Date up to and including the Term Commencement Date.

          (ii) Thereafter, the Principal Amount, together with interest thereon at the fixed rate of 7.50 % per annum, shall be payable in (check one) [X] advance/[ ] arrears in consecutive (check one) [X] monthly/[ ] quarterly Installment Payments commencing on the 1st day of January 1999 and thereafter on the same day of each successive (check one) [X] month/[ ] quarter inclusive until fully paid, provided that the final installment shall be in the amount of the unpaid balance hereof together with any accrued interest and late charges. Interest shall be calculated based on the actual number of days elapsed over twelve (12) thirty (30) day months.

    The amount of each Installment Payment hereunder is as follows:

                                                     Amount of Each
    Installment Nos.                                Installment Payment

         1 - 83                                     $71,284.28

         84                                         All remaining principal
                                                    and accrued interest

       c. Debtor agrees to pay Secured Party, in advance, the first Installment Payment.

       d. Secured Party acknowledges receipt from Debtor of a payment in the amount of $ N/A to be held by Secured Party as a deposit to secure
Debtor's performance hereunder.

    4. The Equipment will be located at the locations specified in Schedule A hereto.

    5. This Note is secured by the Equipment, as set forth in Schedule A hereto and as further defined in the Security Agreement, the terms and conditions of which are incorporated herein by reference. This Note is one of the "Notes" referred to in the Security Agreement.


Dated: December 23,1998


SECURED PARTY:                               DEBTOR:

CITIZENS LEASING CORPORATION                 DM Management Company


By:                                          By:
    /s/ John Young                                /s/ Peter J. Tulp
  -------------------------                     -----------------------------
Title:                                       Title:
         Vice President                               VP Finance
      -------------------------                     ---------------------------

[LETTERHEAD]

CITIZENS LEASING CORPORATION                       NOTE ACCEPTANCE CERTIFICATE
One Citizens Plaza
Providence, Rhode Island 02903

        Note Acceptance Certificate to Secured Promissory Note dated 12/23/98, (the "Note") to Master Security Agreement dated 12/23/98, (the "Security Agreement"), by and between DM Management Company as Debtor, and CITIZENS LEASING CORPORATION as Secured Party.

        1. Debtor hereby acknowledges that the Equipment set forth on Schedule A hereto (the "Equipment") is hereby unconditionally accepted by the Debtor for all purposes under the above-referenced Note and hereby agrees to faithfully perform all of its obligations under the Note as of the date hereof. Debtor hereby also reaffirms all of its representations, warranties and covenants as set forth in the Security Agreement and in the Note as of the date hereof and certifies that no event or condition has occurred and is continued which constitutes an Event of Default under the Security Agreement or the Note or would constitute such an Event of Default with the passage of time and/or giving of notice.

        2. Debtor represents and warrants the (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Debtor; and (ii) if requested by the Secured Party, the Equipment has been marked or labeled evidencing the Secured Party's interest therein.

        3. Debtor hereby agrees to pay Secured Party the Installment Payments, as set forth in the Note, at the times and in the manner set forth in the Note.

        4. The Principal Amount of the Note is: $4,676,523.20.

        5. The Term Commencement Date is the 1st day of January, 1999.

Dated: December 23, 1998                  DEBTOR: DM Management Company
       -----------------
(the "Acceptance Date")
                                          By: /S/ Peter J. Tulp
                                              -------------------------
                                          Title: VP Finance
                                                 ----------------------

Agreed and Accepted:

CITIZENS LEASING CORPORATION

By: /S/ John Young
    --------------------------

Title: Vice President
       -----------------------

                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation
         Providence, RI 02903                        Park Drive
                                                     Hingham, MA 02043

        Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                           LOCATION
---   ---------------------------------------------                            --------
      Seq.                     Conveyor    Type of                             12 Sandborn St.
       #      Series   Panel   Number      Conveyor                            Tilton, NH 03276
      ---     ------   -----   --------    --------

1     1       100      100-1   BPE100A     PBE-Powered Belt Extendable
------------------------------------------------------------------------------
1     2       100      100-1   BPE100B     PBE-Powered Belt Extendable
------------------------------------------------------------------------------
1     3       100      n/a     T100        Track for Powered Belt Extendables
------------------------------------------------------------------------------
1     4       100      n/a     GRC102A     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     5       100      n/a     GRC102B     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     6       100      n/a     GRC102C     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     7       100      n/a     GRC102D     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     8       100      n/a     GRC102E     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     9       100      n/a     GRC102F     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    10       100      n/a     GRC104A     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    11       100      n/a     GRC104B     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    12       100      n/a     GRC104C     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    13       100      n/a     GRC104D     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    14       100      n/a     GRC104E     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1    15       100      n/a     GRC104F     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------

1    16       100      n/a     GR106A     RG1916-Roller Gravity
------------------------------------------------------------------------------
1    17       100      n/a     GR106B     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    18       100      n/a     GR106C     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    19       100      n/a     GR106D     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    20       100      n/a     GR106E     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    21       100      n/a     GR106F     RG1916-Roller Gravity
------------------------------------------------------------------------------

1    22       100      n/a     GR106G     RG1916-Roller Gravity
------------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                        LOCATION
           ---------------------------------------------                         --------
      Seq.    Series   Panel   Conveyor    Type of                               12 Sandborn St.
       #                       Number      Conveyor                              Tilton, NH 03276
      ---     ------   -----   --------    --------


1     23      100      100     LR124A      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     24      100      100     LR124B      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     25      100      100     LR124C      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     26      100      100     LR124D      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     27      100      100     LR124E      LRTC-Live Roller Transportation
------------------------------------------------------------------------------
1     28      100      100     IB126A      BSE-Indexing Belt
------------------------------------------------------------------------------
1     29      100      100     IB126B      BSE-Indexing Belt
------------------------------------------------------------------------------
1     30      100      100     IB126C      BSE-Indexing Belt
------------------------------------------------------------------------------
1     31      100      100     IB126D      BSE-Indexing Belt
------------------------------------------------------------------------------
1     32      100      100     IB126E      BSE-Indexing Belt
------------------------------------------------------------------------------
1     33      100      100     LRM128A     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     34      100      100     LRM128B     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     35      100      100     LRM128C     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     36      100      100     LRM128D     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     37      100      100     LRM128E     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     38      100      100     PB132       BRC-Powered Belt
------------------------------------------------------------------------------
1     39      100      100     LRC134      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     40      100      100     PB1136      BIC-15 Degree Bell Incline
------------------------------------------------------------------------------
1     41      100      100     LRC138      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     42      100      100     LRA140      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     43      100      100     LRC142      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     44      100      100     LRA144      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     45      100      n/a     LRM146      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     46      100      100     LRA148      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     47      100      n/a     LRC150      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     48      100      100     LRC152      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     49      100      n/a     LRC154      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     50      100      100     LRA156      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------



                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
           ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                              12 Sandborn St.
       #                       Number      Conveyor                             Tilton, NH 03276
      ---     ------   -----   --------    --------


1     51      100      100     LR160       LRTC-Live Roller Transportation
----------------------------------------------------------------------------------
1     52      100      100     PB1162      BIC-15 Degree Belt Incline
----------------------------------------------------------------------------------
1     53      100      n/a     LRC164      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     54      100      100     LRA166      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
48    55      100      n/a     GA100       1.5" Angle Guard Rail (bulk)
----------------------------------------------------------------------------------
43    56      100      n/a     GCL100      5.75" Lapped Channel Guard Rail (bulk)
----------------------------------------------------------------------------------
1     57      200      200     BSB200A     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     58      200      200     BSB200B     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     59      200      200     BSB200C     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     60      200      200     BSB200D     BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     61      200      200     LRS201A     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     62      200      200     LRS201B     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     63      200      200     LRS201C     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     64      200      200     LRS201D     LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     65      200      200     LR202       LRTC-Live Roller Transportation
----------------------------------------------------------------------------------
1     66      200      n/a     LRC204      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     67      200      200     LR206       SP-Skewed Roller Section
----------------------------------------------------------------------------------
1     68      200      200     LRA208      LRS-Live Roller Spur
----------------------------------------------------------------------------------
1     69      200      200     BSB210      BMSE-Brake/Meter Belt
----------------------------------------------------------------------------------
1     70      200      200     SOR212      BRE-Sort Belt
----------------------------------------------------------------------------------
1     71      200      200     SOR214      BRE-Sort Belt
----------------------------------------------------------------------------------
1     72      200      n/a     DIV220      LFS-Line Flow Spur
----------------------------------------------------------------------------------
1     73      200      n/a     DIV230      LFS-Line Flow Spur
----------------------------------------------------------------------------------
1     74      200      200     DIV260      LRSC-Live Roller Spur Curve
----------------------------------------------------------------------------------
1     75      200      200     PBD262      BDC-15 Degree Belt Decline
----------------------------------------------------------------------------------
1     76      200      n/a     GR264       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     77      200      n/a     DIV280      LFS-Line Flow Spur
----------------------------------------------------------------------------------
18    78      200      n/a     GCL200      5.75"-Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
1     79      300      n/a     DIV310      LFS-Line Flow Spur


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

        Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                           LOCATION
---        ---------------------------------------------                            --------
      Seq.    Series   Panel   Conveyor    Type of                               12 Sandborn St.
       #                       Number      Conveyor                              Tilton, NH 03276
      ---     ------   -----   --------    --------

1     95      300      300-1   LRC332      LRC-Live Roller Curve
----------------------------------------------------------------------------
1     96      300      300-1   PBD333      BDC-15 Degree Belt Decline
----------------------------------------------------------------------------
1     97      300       n/a    LRC334A     LRC-Live Roller Curve
----------------------------------------------------------------------------
1     98      300      300-1   LR334B      LRTE-Live Roller Transportation
----------------------------------------------------------------------------
1     99      300       n/a    LRC334C     LRC-Live Roller Curve
----------------------------------------------------------------------------
1     100     300      300-1   LRA336      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------
1     101     300      300-1   BSB338      BMSE-Brake/Motor Belt
----------------------------------------------------------------------------
1     102     300      300-1   SOR340      BRE-Sort Belt
----------------------------------------------------------------------------
1     103     300      300-1   LRA342      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------
1     104     300      300-1   BSB344      BMSE-Brake/Motor Belt
----------------------------------------------------------------------------
1     105     300      300-1   BC346       PBC-Powered Belt Curve
----------------------------------------------------------------------------
1     106     300      300-2   SOR347      BRC-Sort Belt
----------------------------------------------------------------------------
1     107     300      300-2   SOR348      BRC-Sort Belt
----------------------------------------------------------------------------
1     108     300      300-2   LRA349      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------
1     109     300       n/a    DIV350A     LFS-Line Flow Spur
----------------------------------------------------------------------------
1     110     300       n/a    DIV350B     LFS-Line Flow Spur
----------------------------------------------------------------------------
1     111     300       n/a    DIV350C     LFS-Line Flow Spur
----------------------------------------------------------------------------
1     112     300       n/a    GRC351A     RGC160-Roller Gravity Curve
----------------------------------------------------------------------------
1     113     300       n/a    GRC351B     RGC160-Roller Gravity Curve
----------------------------------------------------------------------------
1     114     300       n/a    GRC351C     RGC160-Roller Gravity Curve
----------------------------------------------------------------------------
1     115     300       n/a    CH352A      CHT-Chute
----------------------------------------------------------------------------
1     116     300       n/a    CH352B      CHT-Chute
----------------------------------------------------------------------------
1     117     300       n/a    CH352C      CHT-Chute
----------------------------------------------------------------------------
1     118     300       n/a    CH352D      CHT-Chute
----------------------------------------------------------------------------
1     119     300       n/a    GR353A      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     120     300       n/a    GR353B      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     121     300       n/a    GR353C      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     122     300       n/a    GR353D      RG1916-Roller Gravity
------------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY        MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                    LOCATION
---        ---------------------------------------------                     --------
      Seq.    Series   Panel   Conveyor    Type of                           12 Sandborn St.
       #                       Number      Conveyor                          Tilton, NH 03276
      ---     ------   -----   --------    --------

1     123     300      n/a     DIV355A     LFS-Line Flow Spur
-------------------------------------------------------------------------------
1     124     300      n/a     DIV355B     LFS-Line Flow Spur
-------------------------------------------------------------------------------
1     125     300      n/a     DIV355C     LFS-Line Flow Spur
-------------------------------------------------------------------------------
1     126     300      n/a     GRC356A     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     127     300      n/a     GRC356B     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     128     300      n/a     GRC356C     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     129     300      n/a     CH357A      CHT-Chute
-------------------------------------------------------------------------------
1     130     300      n/a     CH357B      CHT-Chute
-------------------------------------------------------------------------------
1     131     300      n/a     CH357C      CHT-Chute
-------------------------------------------------------------------------------
1     132     300      n/a     CH357D      CHT-Chute
-------------------------------------------------------------------------------
1     133     300      n/a     GR358A      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     134     300      n/a     GR358B      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     135     300      n/a     GR358C      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     136     300      n/a     GR358D      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     137     300      n/a     DIV360A     LFS-Lina Flow Spur
-------------------------------------------------------------------------------
1     138     300      n/a     DIV360B     LFS-Lina Flow Spur
-------------------------------------------------------------------------------
1     139     300      n/a     DIV360C     LFS-Lina Flow Spur
-------------------------------------------------------------------------------
1     140     300      n/a     GRC361A     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     141     300      n/a     GRC361B     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     142     300      n/a     GRC361C     RGC160-Roller Gravity Curve
-------------------------------------------------------------------------------
1     143     300      n/a     CH362A      CHT-Chute
-------------------------------------------------------------------------------
1     144     300      n/a     CH362B      CHT-Chute
-------------------------------------------------------------------------------
1     145     300      n/a     CH362C      CHT-Chute
-------------------------------------------------------------------------------
1     146     300      n/a     CH362D      CHT-Chute
-------------------------------------------------------------------------------
1     147     300      n/a     GR363A      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     148     300      n/a     GR363B      RG1916-Roller Gravity
-------------------------------------------------------------------------------
1     149     300      n/a     GB363C      RG1916-Roller Gravity
-------------------------------------------------------------------------------



                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note. Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                           LOCATION
      ---------------------------------------------                            --------
      Seq.    Series   Panel   Conveyor    Type of                             12 Sandborn St.
       #                       Number      Conveyor                            Tilton, NH 03276

1     150     300      n/a     GR363D      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     151     300      n/a     DIV365A     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     152     300      n/a     DIV365B     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     153     300      n/a     DIV365C     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     154     300      n/a     GRC366A     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     155     300      n/a     GRC366B     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     156     300      n/a     GRC366C     RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     157     300      n/a     CH367A      CHT-Chule
------------------------------------------------------------------------------
1     158     300      n/a     CH367B      CHT-Chule
------------------------------------------------------------------------------
1     159     300      n/a     CH367C      CHT-Chule
------------------------------------------------------------------------------
1     160     300      n/a     CH367D      CHT-Chule
------------------------------------------------------------------------------
1     161     300      n/a     GR368A      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     162     300      n/a     GR368B      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     163     300      n/a     GR368C      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     164     300      n/a     GR368D      RC1916-Roller Gravity
------------------------------------------------------------------------------
1     165     300      300-1   BC370       PBC-Powered Belt Curve
------------------------------------------------------------------------------
1     166     300      300-1   SOR377      BRC-Sort Belt
------------------------------------------------------------------------------
1     167     300      300-1   SOR378      BRC-Sort Belt
------------------------------------------------------------------------------
1     168     300      300-1   LRA379      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     169     300      300-1   LRC382      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     170     300      300-1   LR383       LRC-Live Roller Transportation
------------------------------------------------------------------------------
1     171     300      n/a     LRC384      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     172     300      300-1   LRA386      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     173     300      300-1   BSB388      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     174     300      300-1   SOR390      BRE-Sort Belt
------------------------------------------------------------------------------
1     175     300      300-1   LRA392      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     176     300      300-1   BSB394      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     177     300      300-1   BC396       PBC-Powered Belt Curve
------------------------------------------------------------------------------
1     178     300      300-2   SOR397      BRC-Sort Belt
------------------------------------------------------------------------------
1     179     300      300-2   SOR398      BRC-Sort Belt
------------------------------------------------------------------------------



                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

        Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     180     300      300-2   LRA399      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
90    181     300      n/a     GCL300      5.75" Lapped Channel Guard Rail (bulk)
----------------------------------------------------------------------------------
1     182     400      n/a     GR400       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     183     400      400     PB1401      BRE-12 Degree Booster Belt
--------------------------------------------------------------------------------
1     184     400      400     LRA402      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     185     400      n/a     GR403       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     186     400      400     PB1401      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     187     400      n/a     LRM405      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     188     400      400     LRA406      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     189     400      n/a     GR407       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     190     400      400     PB1408      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     191     400      n/a     LRM409      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     192     400      n/a     GR410       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     193     400      400     PB1411      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     194     400      n/a     LRM412      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     195     400      400     LRA413      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     196     400      n/a     GR414       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     197     400      400     PB1415      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     198     400      n/a     LRM416      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     199     400      n/a     GR417       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     200     400      400     PB1418      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     201     400      n/a     LRM419      LREWS-Live Roller Merge
----------------------------------------------------------------------------------
1     202     400      400     PB1420      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     203     400      400     LRC421      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     204     400      400     PB1422      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------
1     205     400      400     LRA423      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     206     400      n/a     LRC424      LRC-Live Roller Curve
----------------------------------------------------------------------------------
1     207     400      400     LRA425      LRZC-Zero Pressure Accumulation
----------------------------------------------------------------------------------
1     208     400      n/a     GR450       RG1916-Roller Gravity
----------------------------------------------------------------------------------
1     209     400      400     PB1451      BRE-12 Degree Booster Belt
----------------------------------------------------------------------------------


                                                      SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION        LESSEE:   DM Management Company
         a Rhode Island corporation                      a Delaware corporation
         ("Lessor")                                      ("Lessee")
ADDRESS:  One Citizens Plaza                 ADDRESS:  25 Recreation Park Drive
          Providence, RI  02903                           Hingham, MA  02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                      LOCATION
      ---------------------------------------------                       --------
      Seq.    Series   Panel   Conveyor    Type of                        12 Sandborn St.
       #                       Number      Conveyor                       Tilton, NH 03276

1     210      400      400     LRA452      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     211      400      n/a     GR453       RG-1916-Roller Gravity
------------------------------------------------------------------------------
1     212      400      400     PB1454      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     213      400      n/a     LRM455      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     214      400      400     LRA456      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     215      400      n/a     GR457       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     216      400      400     PB1458      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     217      400      n/a     LRM459      LREWS-Live Roller Marge
------------------------------------------------------------------------------
1     218      400      n/a     GR460       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     219      400      400     PB1461      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     220      400      n/a     LRM462      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     221      400      400     LRM463      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     222      400      n/a     GR464       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     223      400      400     PB1465      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     224      400      n/a     LRM466      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     225      400      n/a     GR467       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     226      400      400     PB1468      BRE-12 Degree Booster Belt
------------------------------------------------------------------------------
1     227      400      n/a     LRM469      LREWS-LIve Roller Merge
------------------------------------------------------------------------------
1     228      400      400     LRC471      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     229      400      400     LRA473      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     230      400      n/a     LRC474      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     231      400      400     LRA475      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     232      400      n/a     GCL400      5.75"Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
1     233      500      200     DIV500      LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     234      500      200     PB1502      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     235      500      n/a     LRC504      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     236      500      200     LRA506      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     237      500      200     LRA508      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     238      500      n/a     LRC510      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     239      500      500     PBD512      BDC-15 Degree Belt Decline


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                      LOCATION
---   ---------------------------------------------                       --------
      Seq.    Series   Panel   Conveyor    Type of                        12 Sandborn St.
       #                       Number      Conveyor                       Tilton, NH 03276
      ---     ------   -----   --------    --------


1     240     500      500     LRA514      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     241     500      n/a     LRM516      LREWS-Live Roller Merge
------------------------------------------------------------------------------
1     242     500      n/a     LRC518      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     243     500      500     LRC520      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     244     500      500     LRA522      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     245     500      500     BSB524      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     246     500      500     SOR526      BRC-Sort Belt
------------------------------------------------------------------------------
1     247     500      500     SOR528      BRC-Sort Belt
------------------------------------------------------------------------------
1     248     500      500     SOR530      BRC-Sort Belt
------------------------------------------------------------------------------
1     249     500      500     BC532       PBC-Powered Belt Curve
------------------------------------------------------------------------------
1     250     500      500     SOR534      BRC-Sort Belt
------------------------------------------------------------------------------
1     251     500      500     SOR536      BRC-Sort Belt
------------------------------------------------------------------------------
1     252     500      500     SOR538      BRC-Sort Belt
------------------------------------------------------------------------------
1     253     500      500     LRA540      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     254     500      500     DIV545      LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     255     500      500     GRC546      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     256     500      n/a     GR547       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     257     500      n/a     DIV550A     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     258     500      n/a     DIV550B     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     259     500      n/a     DIV550C     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     260     500      n/a     DIV550D     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     261     500      n/a     DIV550E     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     262     500      n/a     DIV550F     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     263     500      n/a     DIV550G     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     264     500      n/a     DIV550H     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     265     500      n/a     DIV550J     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     266     500      n/a     DIV550K     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     267     500      n/a     DIV550L     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     268     500      n/a     DIV550M     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     269     500      n/a     DIV550N     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     270     500      n/a     DIV550P     LFS-Line Flow Spur
------------------------------------------------------------------------------
1     271     500      n/a     DIV550Q     LFS-Line Flow Spur
------------------------------------------------------------------------------



                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
      ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------


1     301     500      n/a     GR552N      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     302     500      n/a     GR552P      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     303     500      n/a     GR552Q      RG1916-Roller Gravity
------------------------------------------------------------------------------
1     304     500      n/a     GR552R      RG1916-Roller Gravity
------------------------------------------------------------------------------
36    305     500      n/a     GCL500      5.75" Lapped Channel Guard Rail
------------------------------------------------------------------------------
1     306     600      600     LR600A      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     307     600      600     LR600B      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     308     600      600     LR600C      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     309     600      600     LR600D      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     310     600      600     LR600E      LRTE-Live Roller Transportationt
------------------------------------------------------------------------------
1     311     600      600     LR600F      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     312     600      600     LR600G      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     313     600      600     LR600H      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     314     600      600     LR600J      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     315     600      600     LR600K      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     316     600      600     LR600L      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     317     600      600     LR600M      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     318     600      600     LR600N      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     319     600      600     LR600P      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     320     600      600     LR600Q      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     321     600      600     LR600R      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     322     600      600     LR600S      LRTE-Live Roller Transportation
------------------------------------------------------------------------------
1     323     600      600     IB602A      BSE-Indexing Belt
------------------------------------------------------------------------------
1     324     600      600     IB602B      BSE-Indexing Belt
------------------------------------------------------------------------------
1     325     600      600     IB602C      BSE-Indexing Belt
------------------------------------------------------------------------------
1     326     600      600     IB602D      BSE-Indexing Belt
------------------------------------------------------------------------------
1     327     600      600     IB602E      BSE-Indexing Belt
------------------------------------------------------------------------------
1     328     600      600     IB602F      BSE-Indexing Belt
------------------------------------------------------------------------------
1     329     600      600     IB602G      BSE-Indexing Belt
------------------------------------------------------------------------------
1     330     600      600     IB602H      BSE-Indexing Belt
------------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     272     500      n/a     DIV550R    LFS-Line Flow Spur
------------------------------------------------------------------------------
1     273     500      n/a     GRC551A    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     274     500      n/a     GRC551B    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     275     500      n/a     GRC551C    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     276     500      n/a     GRC551D    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     277     500      n/a     GRC551E    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     278     500      n/a     GRC551F    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     279     500      n/a     GRC551G    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     280     500      n/a     GRC551H    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     281     500      n/a     GRC551J    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     282     500      n/a     GRC551K    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     283     500      n/a     GRC551L    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     284     500      n/a     GRC551M    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     285     500      n/a     GRC551N    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     286     500      n/a     GRC551P    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     287     500      n/a     GRC551Q    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     288     500      n/a     GRC551R    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     289     500      n/a     GR552A    RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     290     500      n/a     GR552B    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     291     500      n/a     GR552C    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     292     500      n/a     GR552D    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     293     500      n/a     GR552E    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     294     500      n/a     GR552F    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     295     500      n/a     GR552G    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     296     500      n/a     GR552H    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     297     500      n/a     GR552J    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     298     500      n/a     GR552K    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     299     500      n/a     GR552L    RG1916-Roller Gravity
------------------------------------------------------------------------------
1     300     500      n/a     GR552M    RG1916-Roller Gravity
------------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     331     600      600     IB602J      BSE-Indexing Belt
------------------------------------------------------------------------------
1     332     600      600     IB802K      BSE-Indexing Belt
------------------------------------------------------------------------------
1     333     600      600     IB602L      BSE-Indexing Belt
------------------------------------------------------------------------------
1     334     600      600     IB602M      BSE-Indexing Belt
------------------------------------------------------------------------------
1     335     600      600     IB602N      BSE-Indexing Belt
------------------------------------------------------------------------------
1     336     600      600     IB602P      BSE-Indexing Belt
------------------------------------------------------------------------------
1     337     600      600     IB602Q      BSE-Indexing Belt
------------------------------------------------------------------------------
1     338     600      600     IB602R      BSE-Indexing Belt
------------------------------------------------------------------------------
1     339     600      600     IB602S      BSE-Indexing Belt
------------------------------------------------------------------------------
1     340     600      600     LRM604A     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     341     600      600     LRM604B     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     342     600      600     LRM604C     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     343     600      600     LRM604D     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     344     600      600     LRM604E     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     345     600      600     LRM604F     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     346     600      600     LRM604G     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     347     600      600     LRM604H     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     348     600      600     LRM604J     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     349     600      600     LRM604K     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     350     600      600     LRM604L     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     351     600      600     LRM604M     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     352     600      600     LRM604N     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     353     600      600     LRM604P     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     354     600      600     LRM604Q     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     355     600      600     LRM604R     LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     356     600      600     LRC606      LRSC-Live Roller Curve
------------------------------------------------------------------------------
1     357     600      600     PB610       BRC-Powered Belt
------------------------------------------------------------------------------
1     358     600      600     PB612       BRC-Powered Belt
------------------------------------------------------------------------------



                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     359     500      600     LRC614      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     360     500      600     LRC616      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     361     500      600     PB1618      BIC-15 Degree Incline Belt
------------------------------------------------------------------------------
1     362     500      600     LRA620      LRZC-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     363     500      600     BSB622      BMSE-Brake/Motor Belt
------------------------------------------------------------------------------
1     364     600      600     PB630       BRC-Powered Belt
------------------------------------------------------------------------------
1     365     600      600     PB632       BRC-Powered Belt
------------------------------------------------------------------------------
1     366     600      600     LRC634      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     367     600      600     LRC636      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     368     600      600     PB1638      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     369     600      600     LRA640      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     370     600      600     BSB642      BMSE-Brake/Meter Belt
------------------------------------------------------------------------------
1     371     600      600     BM650       PBM-Powered Belt Merge
------------------------------------------------------------------------------
1     372     600      600     SOR652      BRC-Sort Belt
------------------------------------------------------------------------------
1     373     600      600     LRA854      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     374     600      600     DIV680      LRSC-Live Roller Spur Curve
------------------------------------------------------------------------------
1     375     600      600     PB1662      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     376     600      600     LRA664      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     377     600      n/a     DIV670      LFS-Line Flow Spur
------------------------------------------------------------------------------
1     378     600      n/a     LRC674      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     379     600      600     LRA676      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     380     600      n/a     CH678       CHT-Chute
------------------------------------------------------------------------------
1     381     600      n/a     GR680       RG1916-Roller Gravity
------------------------------------------------------------------------------
105   382     600      n/a     GA500       1.5" Angle Guard Rail (bulk)
------------------------------------------------------------------------------
43    383     600      n/a     GCL600      5.75" Lapped Channel Guard Rail
------------------------------------------------------------------------------
1     384     700      n/a     LRC724      LRC-Live Roller Curve
------------------------------------------------------------------------------
1     385     700      700     LRA726      LRZE-Zero Pressure Accumulation
------------------------------------------------------------------------------
1     386     700      700     BSB728      BMSE-Brake/Motor Belt
------------------------------------------------------------------------------
1     387     700      700     BM730       PAM-Powered Belt Merge
------------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

   Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


Qty        Manufacturer, Description Model No./Serial No.                   Location
           ---------------------------------------------                    --------
      Seq.    Series   Panel   Conveyor    Type of                          12 Sandborn St.
       #                       Number      Conveyor                         Tilton, NH 03276

1     388      700      700     BC732       PBC-Powered Belt Curve
--------------------------------------------------------------------------------
1     389      700      700     SB734       SB-Scale Belt
--------------------------------------------------------------------------------
1     390      700      700     SOR736      BRC-Sort Belt
--------------------------------------------------------------------------------
1     391      700      700     SOR738      BRC-Sort Belt
--------------------------------------------------------------------------------
1     392      700      700     LRC740      LRC-Live Roller Curve
--------------------------------------------------------------------------------
1     393      700      n/a     LRC742      LRC-Live Roller Curve
--------------------------------------------------------------------------------
1     394      700      n/a     LRM744      LREWS-Live Roller Merge
--------------------------------------------------------------------------------
1     395      700      n/a     LRA746      LRZC-Zero Pressure Accumulation
--------------------------------------------------------------------------------
1     396      700      n/a     BSB748      BMSE-Brake/Meter Belt
--------------------------------------------------------------------------------
1     397      700      n/a     DIV750A     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     398      700      n/a     DIV750B     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     399      700      n/a     DIV750C     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     400      700      n/a     DIV750D     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     401      700      n/a     DIV750E     LFS-Line Flow Spur
--------------------------------------------------------------------------------
1     402      700      n/a     GRC751A     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     403      700      n/a     GRC751B     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     404      700      n/a     GRC751C     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     405      700      n/a     GRC751D     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     406      700      n/a     GRC751E     RGC150-Roller Gravity Curve
--------------------------------------------------------------------------------
1     407      700      n/a     CH752A      CHT-Chute
--------------------------------------------------------------------------------
1     408      700      n/a     CH752B      CHT-Chute
--------------------------------------------------------------------------------
1     409      700      n/a     CH752C      CHT-Chute
--------------------------------------------------------------------------------
1     410      700      n/a     CH752D      CHT-Chute
--------------------------------------------------------------------------------
1     411      700      n/a     CH752E      CHT-Chute
--------------------------------------------------------------------------------
1     412      700      n/a     GR753A      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     413      700      n/a     GR753B      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     414      700      n/a     GR753C      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     415      700      n/a     GR753D      RG1916-Roller Gravity
----------------------------------------------------------------------------
1     416      700      n/a     GR753E      RG1916-Roller Gravity
--------------------------------------------------------------------------------
1     417      700      n/a     DIV760      LFS-Line Flow Spur
----------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.



QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     418     700      n/a     GRC761      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     419     700      700     PB1762      BIC-15 Degree Belt Incline
------------------------------------------------------------------------------
1     420     700      n/a     GRC764      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     421     700      n/a     GR766       RG1916-Roller Gravity
------------------------------------------------------------------------------
1     422     700      n/a     GRC768      RGC160-Roller Gravity Curve
------------------------------------------------------------------------------
1     423     700      n/a     CH770       CHT-Chule
------------------------------------------------------------------------------
1     424     700      n/a     GR772       RG1916-Roller Gravity
------------------------------------------------------------------------------
59    425     700      n/a     GCL700      5.75" Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
1     426     800      100     PB800A      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     427     800      100     PB800B      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     428     800      100     PB800C      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     429     800      100     PB800D      BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     430     800      100     PB810       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     431     800      300-2   PB820       BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     432     800      n/a     CH821       CT-Chule
------------------------------------------------------------------------------
1     433     800      300-2   PB822       BSC-Trash Belt
------------------------------------------------------------------------------
1     434     800      300-2   PB824       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     435     800      300-2   PB830       BIC-12.5 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     436     800      n/a     CH832       CHT-Chule
------------------------------------------------------------------------------
1     437     800      300-2   PB833       BSC-Trash Belt
------------------------------------------------------------------------------
1     438     800      300-2   PB834       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     439     800      400     PB840       BSC-Trash Belt
------------------------------------------------------------------------------
1     440     800      400     PB842       BSC-Trash Belt
------------------------------------------------------------------------------
1     441     800      800     PB844       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     442     800      800     PB850       BSC-Trash Belt
------------------------------------------------------------------------------
1     443     800      800     PB855       BSC-Trash Belt
------------------------------------------------------------------------------
1     444     800      800     CH857       CHT-Chule
------------------------------------------------------------------------------
1     445     800      800     PB860A      BSSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     446     800      800     PB860B      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     447     800      800     PB860C      BSE-Pitched Trash Belt
------------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                        LOCATION
---   ---------------------------------------------                         --------
      Seq.    Series   Panel   Conveyor    Type of                          12 Sandborn St.
       #                       Number      Conveyor                         Tilton, NH 03276
      ---     ------   -----   --------    --------


1     448     800      800     PB860D      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     449     800      800     PB860E      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     450     800      800     PB860F      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     451     800      800     PB860G      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     452     800      800     PB860H      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     453     800      800     PB860J      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     454     800      800     PB860K      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     455     800      800     PB860L      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     456     800      800     PB860M      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     457     800      800     PB860N      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     458     800      800     PB860P      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     459     800      800     PB860Q      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     460     800      800     PB860R      BSE-Pitched Trash Belt
------------------------------------------------------------------------------
1     461     800      800     PB862       BSC-Trash Belt
------------------------------------------------------------------------------
1     462     800      800     PB864       BSC-Trash Belt
------------------------------------------------------------------------------
1     463     800      800     PB866       BIC-15 Degree Incline Trash Belt
------------------------------------------------------------------------------
1     464     800      n/a     CH870A      CHT-Drop Chute
------------------------------------------------------------------------------
1     465     800      n/a     CH870B      CHT-Drop Chute
------------------------------------------------------------------------------
1     466     800      n/a     CH870C      CHT-Drop Chute
------------------------------------------------------------------------------
1     467     800      n/a     CH870D      CHT-Drop Chute
------------------------------------------------------------------------------
1     468     800      n/a     CH880A      CHT-Drop Chute
------------------------------------------------------------------------------
1     469     800      n/a     CH880B      CHT-Drop Chute
------------------------------------------------------------------------------
1     470     800      n/a     CH880C      CHT-Drop Chute
------------------------------------------------------------------------------


                                              SCHEDULE A EQUIPMENT

LESSOR:  CITIZENS LEASING CORPORATION,      LESSEE: DM Management Company
         a Rhode Island corporation                     a Delaware Corporation
         ("Lessor")                                     ("Lessee")
ADDRESS: One Citizens Plaza                 ADDRESS: 25 Recreation Park Drive
         Providence, RI 02903                        Hingham, MA 02043

    Attached to and made a part of the following documents: Secured Promissory Note, Note Acceptance, Uniform Commercial Code Financial Statements and Consent and Waiver by Owner, Landlord or Mortgagee of Real Estate.


QTY   MANUFACTURER, DESCRIPTION MODEL NO./SERIAL NO.                       LOCATION
---   ---------------------------------------------                        --------
      Seq.    Series   Panel   Conveyor    Type of                         12 Sandborn St.
       #                       Number      Conveyor                        Tilton, NH 03276
      ---     ------   -----   --------    --------

1     471     800      n/a     CH880D      CHT-Drop Chule
------------------------------------------------------------------------------
81    472     800      n/a     GA800       1.5" Angle Guard Rail (bulk)
------------------------------------------------------------------------------
118   473     800      n/a     GCL800      5.75" Lapped Channel Guard Rail (bulk)
------------------------------------------------------------------------------
52    474     800      n/a     GCL18-800   18" Channel Guard Rail (bulk)
------------------------------------------------------------------------------
      475     900      500                 Auto Bag Sorter
------------------------------------------------------------------------------
1     476     PL       n/a     PL01        Platform (Crossovers Only)
------------------------------------------------------------------------------
1     477     PL       n/a     PL02        Platform
------------------------------------------------------------------------------
1     478     PL       n/a     PL03        Platform
------------------------------------------------------------------------------
1     479     PL       n/a     PL04        Platform
------------------------------------------------------------------------------
1     480     PL       n/a     PL05        Platform
------------------------------------------------------------------------------


         Above equipment distributed by: Designed Conveyor Systems, Inc.


WITH ALL STANDARD AND ACCESSORY EQUIPMENT

Citizens Leasing Corporation                         DM Management Company
By: /S/ John Young                                   By: /S/ Peter J. Tulp
    ------------------------                             -----------------------
Title: Vice President                                Title: VP Finance
      ----------------------                                --------------------

[LETTERHEAD]



                   AUTHORIZATION TO CHARGE CHECKING ACCOUNT


TO:  CITIZENS LEASING CORPORATION        DATE:  December 23,  , 1998
     One Citizens Plaza
     Providence, RI  02903



Starting with my first payment which is due January 1, 1999*, and until
                                            ---------------
further notice, you are authorized to charge my checking account
No.             each month on the due date of my Secured Promissory Note
    -----------
dated 12/23/98 in the amount of $71,284.28 for the monthly payment then due.
      --------                  ----------



                                        Debtor:

                                        DM Management Company

                                        By: /S/ Peter J. Tulp
                                            --------------------------------

                                        Title: VP Finance
                                               -----------------------------




*The payment due January 1, 1999 will also include a one-time daily interest
                 ---------------
charge based on the funding date.

[LETTERHEAD]

                     BORROWER'S AUTHORIZATION CERTIFICATE

                                                 DATE: December 23, 1998
                                                       -----------------

I (We) hereby authorize and direct CITIZENS LEASING CORPORATION to disburse the proceeds of my (our) SECURED PROMISSORY NOTE dated December 23, 1998 for
                                                       -----------------
$4,676,523.20 to be disbursed as follows:
-------------

TO: DM Management Company                   $4,676,523.20

*In all cases, indicate the manner in which funds are to be disbursed. For check payment indicate the check number. For direct deposit indicate account number. For wire transfer indicate the bank to which the funds are to be sent and the account number to be credited.

                                            DEBTOR: DM Management Company

                                            By: /S/ Peter J. Tulp
                                                -------------------------

                                            Title: VP Finance
                                                   ----------------------